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
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FORM OF OPTIONEE STATEMENT

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Name

Address



SSN



                                                   Options                     Options/Date
   Grant      Expiration    Plan     Grant        granted or        Option     Transferred         Options         Options
   Date          Date        ID      Type       Transferred to       Price         Out           Outstanding       Vested
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Optionee Totals:

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